                                                                   EXHIBIT 10.39


                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT made as of this 29th day of October, 1996, between KTI, INC., with its principal office and place of business at 7000 Boulevard East, Guttenberg, New Jersey 07093 (the "Pledgor"), and KEY BANK OF NEW YORK, a New York state banking corporation with its principal office at 66 South Pearl Street, New York, New York 12207 (the "Pledgee").

         Pledgor has entered into a Loan and Security Agreement dated of even date herewith between the Pledgor and the Pledgee (the "Loan Agreement").

         In order to induce Pledgee to make the advances provided for in the Loan Agreement, Pledgor wishes to grant security and assurance to Pledgee in order to secure its performance of the obligations under the Loan Agreement and Note (as defined in the Loan Agreement), and to that effect to pledge to Pledgee all of the issued and outstanding capital stock of KTI Environmental Group, Inc., a New Jersey corporation (the "Pledged Shares").

         NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1. Security Interest. As security for the obligations under the Note, including any renewals or extensions thereof, Pledgor hereby delivers, pledges and assigns to Pledgee and creates in Pledgee for its benefit a first security interest in, all of its right, title and interest in and to all of the Pledged Shares together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

         2. Stock Dividends, Options, or Other Adjustments. Prior to the full payment and performance of the obligations, Pledgee shall receive, as Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part) liquidation or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. For the term of this Agreement the Pledged Shares shall be held by Pledgee. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Pledgee, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Pledgee subject to the provisions of this Agreement.

         3. Delivery of Share Certificates; Stock Powers. Instruments and stock certificates representing the Collateral are being delivered to Pledgee simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to Pledgee, or cause the corporations or other entity issuing the Collateral to deliver directly to Pledgee, share


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certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by Pledgor. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank held by Pledgee with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as Pledgee may request.

         4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to affix to certificates and documents representing the Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Pledgee or Pledgee's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full and/or satisfaction and termination of all obligations to Pledgee.

         5. Inducing Representations of Pledgor. Pledgor represents and warrants to Pledgee with respect to its collateral that:

                  (a) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances and restrictions on the transfer and assignment thereof, other than the security interest created by this Agreement, and Pledgor has the requisite right and authority to execute this Agreement and to pledge the Collateral to Pledgee as provided for herein;

                  (b) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                  (c) The Collateral has been validly issued and is fully paid and non-assessable and is not subject to any charter, by-law, statutory, contractual or other restrictions governing its issuance, transfer, ownership or control, except that sale may be limited in the absence of an effective registration under the Securities Act of 1933, as amended, and under applicable state securities laws or of an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said act and laws.

                  (d) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                  (e) The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of its obligations hereunder, will not result in a violation of the certificate of incorporation, by-laws, or of any mortgage, indenture, contract, instrument,

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judgment, decree, order, statute, rule or regulation to which Pledgor is subject;

                  (f) Pledgor has delivered to Pledgee the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto and/or the local equivalent necessary to perfect the security interest; and

                  (g) The Pledged shares constitute all the issued and outstanding capital stock of the issuers thereof.

         6. Obligations of Pledgor. Pledgor further covenants to Pledgee with respect to the Collateral that:

                  (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of the pledge established hereby; and

                  (b) Pledgor will, at its own expense, at any time and from time to time at Pledgee's reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by Pledgee to further enhance, preserve, establish, demonstrate or enforce Pledgee's rights, interests and remedies created by, provided in or emanating from this Agreement.

         7. Rights of Pledgor. So long as no Event of Default has occurred and is continuing (as used herein "Event of Default" shall mean the occurrence of any Event of Default under the Note, Loan Agreement, any note, document or instrument delivered or to be delivered pursuant or in connection with the Loan Agreement (collectively, the "Loan Documents") or the failure of Pledgor to perform any obligation, or the breach of any covenant, under this Agreement), and so long as Pledgee has not transferred the Collateral to its own name under
Section 4 hereof:

                  (a) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral; and

                  (b) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement, the Note and Security Agreement. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Collateral which proxy shall be effective immediately upon the occurrence of any Event of Default. Upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy as Pledgee may request.

         8. Rights of Pledgee. At any time after the occurrence of an Event of Default, and so long as such Event of Default continues, without notice, Pledgee may:

                  (a) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and

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remedies of an owner;

                  (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold the same as part of the Collateral, or apply the same to any of the obligations in such manner and order as Pledgee may decide in its sole discretion;

                  (c) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                  (d) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Pledgee (including attorneys' fees and disbursements), in connection therewith, shall, at Pledgee's option, be reimbursed by Pledgor on demand or added to the obligations secured hereby.

         9. Event of Default; Remedies. Upon the occurrence and continuance of an Event of Default as hereinbefore defined:

                  (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time, Pledgee shall have the right, and without demand or performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Pledgee deems to be commercially reasonable. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least ten (10) days before any such disposition to Pledgor's address indicated above. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is hereby expressly waived or released by the Pledgor.

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                  (b) All of the Pledgee's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

                  (c) Pledgee may elect to obtain the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve Pledgor or the Borrowers of their liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Pledgee in respect of a sale of Collateral shall be applied to the obligations in the manner provided in Section 10 of this Agreement, as and when such payments are received.

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in any applicable securities law, but may be compelled to resort to more private sales to a restricted group of purchases who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

                  (f) Upon any sale or other disposition, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (g) Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Pledgee may, without notice or publication, adjourn

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any private or public sale, and, upon ten (10) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sole as herein provided.

         10. Disposition of Proceeds.

             (a) The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Pledgee in the following order:

                  (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the compensation of Pledgee's agents and attorneys;

                  (ii) to the payment of the obligations; and

                  (iii) to the payment to Pledgor of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Pledgee has actual notice.

             (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the amount of the obligations, Pledgor shall remain liable for any deficiency.

         11. Termination. This Agreement shall continue to full force and effect until all obligations shall have been paid in full and satisfied and the Loan Agreement shall have been terminated. Subject to any sale or other disposition by Pledgee of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the obligations of Pledgor.

         12. Expenses of Pledgee. All expenses (including Pledgee's fees and charges and fees and disbursements of counsel) incurred by Pledgee in connection with the perfection and continuation of the security interest granted hereunder and any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by Pledgee hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization therein conferred, for the purpose of satisfaction of the liability of Borrowers and Pledgor for failure to pay the obligations or as additional amounts owing by Pledgor to cover Pledgee's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement and Pledgee may apply the Collateral to payment of or reimbursement of itself and the Bank for such liability.


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
         13. General Provisions.

             (a) Pledgee or its designee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee reasonably may deem necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

             (b) Pledgee and its assigns shall have no obligation in respect to the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement.

             (c) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, as follows;

         If to Pledgor:

         KTI, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention: Robert E. Wetzel, Esq., General Counsel

         With a copy thereof to:

         KTI, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:  Martin Sergi, President

         If to Pledgee:

         Key Bank of New York
         66 South Pearl Street
         Albany, New York 12207
         Attention: John Stewart, Vice President

         With a copy thereof to:

         Crane, Kelley, Greene & Parente
         90 State Street
         Albany, New York 12207
         Attention: Patrick K. Greene, Esq.



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
Either party hereto may change its address for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                  (d) NO FAILURE ON THE PART OF PLEDGEE TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY PLEDGEE OF ANY RIGHT,POWER OR REMEDY HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW OR ANY OTHER AGREEMENT. THE REPRESENTATIONS, COVENANTS AND AGREEMENTS OF PLEDGOR HEREIN CONTAINED SHALL SURVIVE THE DATE HEREOF. NEITHER THIS AGREEMENT NOR THE PROVISIONS HEREOF CAN BE CHANGED, WAIVED OR TERMINATED ORALLY. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                                                KTI, INC.


                                                By: /s/ Martin J. Sergi
                                                    ----------------------
                                                Name: Martin J. Sergi
                                                Title:  President


                                                KEY BANK OF NEW YORK


                                                By: /s/ John Stewart
                                                    ----------------------
                                                Name:  John Stewart
                                                Title:  Vice President




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
STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came Martin J. Sergi, to me known, who being by me duly sworn, did depose and say that he resides at 17 Ridge Road, Danville, New Jersey, that he is the President of KTI, Inc., the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                       /s/ Francis J. Elenio
                                                       -----------------------
                                                              Notary Public

                                                 FRANCIS J. ELENIO
                                             NOTARY PUBLIC OF NEW JERSEY
                                            My Commission Expires Sept. 25, 2000




STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came John Stewart, to me known, who being by me duly sworn, did depose and say that he resides at _________________, New York, that he is the Vice President of Key Bank of New York, the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                             ---------------------
                                                  Notary Public



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
                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT made as of this 29th day of October, 1996, between KTI ENVIRONMENTAL GROUP, INC., with its principal office and place of business at 7000 Boulevard East, Guttenberg, New Jersey 07093 (the "Pledgor"), and KEY BANK OF NEW YORK, a New York state banking corporation with its principal office at 66 South Pearl Street, New York, New York 12207 (the "Pledgee").

         Pledgor has entered into a Loan and Security Agreement dated of even date herewith between the Pledgor and the Pledgee (the "Loan Agreement").

         In order to induce Pledgee to make the advances provided for in the Loan Agreement, Pledgor wishes to grant security and assurance to Pledgee in order to secure its performance of the obligations under the Loan Agreement and Note (as defined in the Loan Agreement), and to that effect to pledge to Pledgee all of the issued and outstanding capital stock of Kuhr Technologies, a New Jersey corporation, KTI Limited Partners, Inc., a Delaware corporation and KTI Operations Inc., a Delaware corporation (collectively, the "Pledged Shares").

         NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1. Security Interest. As security for the obligations under the Note, including any renewals or extensions thereof, Pledgor hereby delivers, pledges and assigns to Pledgee and creates in Pledgee for its benefit a first security interest in, all of its right, title and interest in and to all of the Pledged Shares together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

         2. Stock Dividends, Options, or Other Adjustments. Prior to the full payment and performance of the obligations, Pledgee shall receive, as Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part) liquidation or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. For the term of this Agreement the Pledged Shares shall be held by Pledgee. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Pledgee, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Pledgee subject to the provisions of this Agreement.

         3. Delivery of Share Certificates; Stock Powers. Instruments and stock certificates representing the Collateral are being delivered to Pledgee simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to Pledgee, or cause the corporations or other entity issuing the Collateral to deliver directly to Pledgee, share certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by Pledgor. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank held by Pledgee with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as Pledgee may request.

         4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to affix to certificates and documents representing the Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Pledgee or Pledgee's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full and/or satisfaction and termination of all obligations to Pledgee.

         5. Inducing Representations of Pledgor. Pledgor represents and warrants to Pledgee with respect to its collateral that:

                  (a) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances and restrictions on the transfer and assignment thereof, other than the security interest created by this Agreement, and Pledgor has the requisite right and authority to execute this Agreement and to pledge the Collateral to Pledgee as provided for herein;

                  (b) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                  (c) The Collateral has been validly issued and is fully paid and non-assessable and is not subject to any charter, by-law, statutory, contractual or other restrictions governing its issuance, transfer, ownership or control, except that sale may be limited in the absence of an effective registration under the Securities Act of 1933, as amended, and under applicable state securities laws or of an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said act and laws.

                  (d) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                  (e) The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of its obligations hereunder, will not result in a violation of the


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
certificate of incorporation, by-laws, or of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which Pledgor is subject;

                  (f) Pledgor has delivered to Pledgee the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto and/or the local equivalent necessary to perfect the security interest; and

                  (g) The Pledged shares constitute all the issued and outstanding capital stock of the issuers thereof.

         6. Obligations of Pledgor. Pledgor further covenants to Pledgee with respect to the Collateral that:

                  (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of the pledge established hereby; and

                  (b) Pledgor will, at its own expense, at any time and from time to time at Pledgee's reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by Pledgee to further enhance, preserve, establish, demonstrate or enforce Pledgee's rights, interests and remedies created by, provided in or emanating from this Agreement.

         7. Rights of Pledgor. So long as no Event of Default has occurred and is continuing (as used herein "Event of Default" shall mean the occurrence of any Event of Default under the Note, Loan Agreement, any note, document or instrument delivered or to be delivered pursuant or in connection with the Loan Agreement (collectively, the "Loan Documents") or the failure of Pledgor to perform any obligation, or the breach of any covenant, under this Agreement), and so long as Pledgee has not transferred the Collateral to its own name under
Section 4 hereof:

                  (a) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral; and

                  (b) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement, the Note and Security Agreement. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Collateral which proxy shall be effective immediately upon the occurrence of any Event of Default. Upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy as Pledgee may request.

         8. Rights of Pledgee. At any time after the occurrence of an Event of Default, and so long as such Event of Default continues, without notice, Pledgee may:

                  (a) Cause the Collateral to be transferred to its name or to the name of its


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
nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold the same as part of the Collateral, or apply the same to any of the obligations in such manner and order as Pledgee may decide in its sole discretion;

                  (c) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                  (d) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Pledgee (including attorneys' fees and disbursements), in connection therewith, shall, at Pledgee's option, be reimbursed by Pledgor on demand or added to the obligations secured hereby.

         9. Event of Default; Remedies. Upon the occurrence and continuance of an Event of Default as hereinbefore defined:

                  (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time, Pledgee shall have the right, and without demand or performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Pledgee deems to be commercially reasonable. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least ten (10) days before any such disposition to Pledgor's address indicated above. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is hereby expressly waived or released by the

Pledgor.

                  (b) All of the Pledgee's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

                  (c) Pledgee may elect to obtain the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve Pledgor or the Borrowers of their liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Pledgee in respect of a sale of Collateral shall be applied to the obligations in the manner provided in Section 10 of this Agreement, as and when such payments are received.

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in any applicable securities law, but may be compelled to resort to more private sales to a restricted group of purchases who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

                  (f) Upon any sale or other disposition, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (g) Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Pledgee may, without notice or publication, adjourn any private or public sale, and, upon ten
(10) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sole as herein provided.

         10.      Disposition of Proceeds.

                  (a) The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Pledgee in the following order:

                           (i) to the payment in full of the costs and expenses
of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the compensation of Pledgee's agents and attorneys;

                           (ii) to the payment of the obligations; and

                           (iii) to the payment to Pledgor of any surplus then
remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Pledgee has actual notice.

                  (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the amount of the obligations, Pledgor shall remain liable for any deficiency.

         11. Termination. This Agreement shall continue to full force and effect until all obligations shall have been paid in full and satisfied and the Loan Agreement shall have been terminated. Subject to any sale or other disposition by Pledgee of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the obligations of Pledgor.

         12. Expenses of Pledgee. All expenses (including Pledgee's fees and charges and fees and disbursements of counsel) incurred by Pledgee in connection with the perfection and continuation of the security interest granted hereunder and any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by Pledgee hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization therein conferred, for the purpose of satisfaction of the liability of Borrowers and Pledgor for failure to pay the obligations or as additional amounts owing by Pledgor to cover Pledgee's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement and Pledgee may apply the Collateral to payment of or reimbursement of itself and the Bank for such liability.

         13.      General Provisions.

                  (a) Pledgee or its designee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee reasonably may deem necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                  (b) Pledgee and its assigns shall have no obligation in respect to the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement.

                  (c) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, as follows;

         If to Pledgor:

         KTI Environmental Group, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:   Robert E. Wetzel, Esq., General Counsel

         With a copy thereof to:

         KTI Environmental Group, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:   Martin Sergi, President

         If to Pledgee:

         Key Bank of New York
         66 South Pearl Street
         Albany, New York 12207
         Attention:   John Stewart, Vice President

         With a copy thereof to:

         Crane, Kelley, Greene & Parente
         90 State Street
         Albany, New York 12207
         Attention:   Patrick K. Greene, Esq.

Either party hereto may change its address for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                  (d) NO FAILURE ON THE PART OF PLEDGEE TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY PLEDGEE OF ANY RIGHT,POWER OR REMEDY HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW OR ANY OTHER AGREEMENT. THE REPRESENTATIONS, COVENANTS AND AGREEMENTS OF PLEDGOR HEREIN CONTAINED SHALL SURVIVE THE DATE HEREOF. NEITHER THIS AGREEMENT NOR THE PROVISIONS HEREOF CAN BE CHANGED, WAIVED OR TERMINATED ORALLY. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                                          KTI ENVIRONMENTAL GROUP, INC.


                                          By: /s/ Martin J. Sergi
                                             ----------------------------------
                                          Name: Martin J. Sergi
                                          Title:  President


                                          KEY BANK OF NEW YORK


                                          By: /s/ John Stewart
                                              ---------------------------------
                                          Name:  John Stewart
                                          Title:  Vice President

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came Martin J. Sergi, to me known, who being by me duly sworn, did depose and say that he resides at 17 Ridge Road, Denville, N.J., that he is the President of KTI Environmental Group, Inc., the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                  /s/ Francis J. Elenio
                                                  -----------------------------
                                                        Notary Public
                                                       FRANCIS J. ELENIO
                                                 NOTARY PUBLIC OF NEW JERSEY
                                            My Commission Expires Sept. 25, 2000

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came John Stewart, to me known, who being by me duly sworn, did depose and say that he resides at _________________, New York, that he is the Vice President of Key Bank of New York, the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                  -----------------------------
                                                           Notary Public

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT made as of this 29th day of October, 1996, between KTI LIMITED PARTNERS, INC., with its principal office and place of business at 7000 Boulevard East, Guttenberg, New Jersey 07093 (the "Pledgor"), and KEY BANK OF NEW YORK, a New York state banking corporation with its principal office at 66 South Pearl Street, New York, New York 12207 (the "Pledgee").

         Pledgor has entered into a Loan and Security Agreement dated of even date herewith between the Pledgor and the Pledgee (the "Loan Agreement").

         In order to induce Pledgee to make the advances provided for in the Loan Agreement, Pledgor wishes to grant security and assurance to Pledgee in order to secure its performance of the obligations under the Loan Agreement and Note (as defined in the Loan Agreement), and to that effect to pledge to Pledgee all of the issued and outstanding capital stock of PERC Management Company, a Maine limited partnership and Maine Energy Recovery Co., a Maine limited partnership (collectively, the "Pledged Shares").

         NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1. Security Interest. As security for the obligations under the Note, including any renewals or extensions thereof, Pledgor hereby delivers, pledges and assigns to Pledgee and creates in Pledgee for its benefit a first security interest in, all of its right, title and interest in and to all of the Pledged Shares together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

         2. Stock Dividends, Options, or Other Adjustments. Prior to the full payment and performance of the obligations, Pledgee shall receive, as Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part) liquidation or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. For the term of this Agreement the Pledged Shares shall be held by Pledgee. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Pledgee, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Pledgee subject to the provisions of this Agreement.

         3. Delivery of Share Certificates; Stock Powers. Instruments and stock certificates representing the Collateral are being delivered to Pledgee simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to Pledgee, or cause the corporations or other entity issuing the Collateral to deliver directly to Pledgee, share certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by Pledgor. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank held by Pledgee with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as Pledgee may request.

         4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to affix to certificates and documents representing the Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Pledgee or Pledgee's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full and/or satisfaction and termination of all obligations to Pledgee.

         5. Inducing Representations of Pledgor. Pledgor represents and warrants to Pledgee with respect to its collateral that:

                  (a) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances and restrictions on the transfer and assignment thereof, other than the security interest created by this Agreement, and Pledgor has the requisite right and authority to execute this Agreement and to pledge the Collateral to Pledgee as provided for herein;

                  (b) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                  (c) The Collateral has been validly issued and is fully paid and non-assessable and is not subject to any charter, by-law, statutory, contractual or other restrictions governing its issuance, transfer, ownership or control, except that sale may be limited in the absence of an effective registration under the Securities Act of 1933, as amended, and under applicable state securities laws or of an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said act and laws.

                  (d) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                  (e) The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of its obligations hereunder, will not result in a violation of the certificate of incorporation, by-laws, or of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which Pledgor is subject;

                  (f) Pledgor has delivered to Pledgee the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto and/or the local equivalent necessary to perfect the security interest; and

                  (g) The Pledged shares constitute all the issued and outstanding capital stock of the issuers thereof.

         6. Obligations of Pledgor. Pledgor further covenants to Pledgee with respect to the Collateral that:

                  (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of the pledge established hereby; and

                  (b) Pledgor will, at its own expense, at any time and from time to time at Pledgee's reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by Pledgee to further enhance, preserve, establish, demonstrate or enforce Pledgee's rights, interests and remedies created by, provided in or emanating from this Agreement.

         7. Rights of Pledgor. So long as no Event of Default has occurred and is continuing (as used herein "Event of Default" shall mean the occurrence of any Event of Default under the Note, Loan Agreement, any note, document or instrument delivered or to be delivered pursuant or in connection with the Loan Agreement (collectively, the "Loan Documents") or the failure of Pledgor to perform any obligation, or the breach of any covenant, under this Agreement), and so long as Pledgee has not transferred the Collateral to its own name under
Section 4 hereof:

                  (a) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral; and

                  (b) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement, the Note and Security Agreement. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Collateral which proxy shall be effective immediately upon the occurrence of any Event of Default. Upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy as Pledgee may request.

         8. Rights of Pledgee. At any time after the occurrence of an Event of Default, and so long as such Event of Default continues, without notice, Pledgee may:

                  (a) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold the same as part of the Collateral, or apply the same to any of the obligations in such manner and order as Pledgee may decide in its sole discretion;

                  (c) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                  (d) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Pledgee (including attorneys' fees and disbursements), in connection therewith, shall, at Pledgee's option, be reimbursed by Pledgor on demand or added to the obligations secured hereby.

         9. Event of Default; Remedies. Upon the occurrence and continuance of an Event of Default as hereinbefore defined:

                  (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time, Pledgee shall have the right, and without demand or performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Pledgee deems to be commercially reasonable. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least ten (10) days before any such disposition to Pledgor's address indicated above. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is hereby expressly waived or released by the

Pledgor.

                  (b) All of the Pledgee's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

                  (c) Pledgee may elect to obtain the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve Pledgor or the Borrowers of their liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Pledgee in respect of a sale of Collateral shall be applied to the obligations in the manner provided in Section 10 of this Agreement, as and when such payments are received.

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in any applicable securities law, but may be compelled to resort to more private sales to a restricted group of purchases who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

                  (f) Upon any sale or other disposition, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (g) Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Pledgee may, without notice or publication, adjourn any private or public sale, and, upon ten
(10) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sole as herein provided.

         10.      Disposition of Proceeds.

                  (a) The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Pledgee in the following order:

                           (i) to the payment in full of the costs and expenses
of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the compensation of Pledgee's agents and attorneys;

                           (ii) to the payment of the obligations; and

                           (iii) to the payment to Pledgor of any surplus then
remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Pledgee has actual notice.

                  (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the amount of the obligations, Pledgor shall remain liable for any deficiency.

         11. Termination. This Agreement shall continue to full force and effect until all obligations shall have been paid in full and satisfied and the Loan Agreement shall have been terminated. Subject to any sale or other disposition by Pledgee of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the obligations of Pledgor.

         12. Expenses of Pledgee. All expenses (including Pledgee's fees and charges and fees and disbursements of counsel) incurred by Pledgee in connection with the perfection and continuation of the security interest granted hereunder and any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by Pledgee hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization therein conferred, for the purpose of satisfaction of the liability of Borrowers and Pledgor for failure to pay the obligations or as additional amounts owing by Pledgor to cover Pledgee's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement and Pledgee may apply the Collateral to payment of or reimbursement of itself and the Bank for such liability.

         13.      General Provisions.

                  (a) Pledgee or its designee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee reasonably may deem necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                  (b) Pledgee and its assigns shall have no obligation in respect to the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement.

                  (c) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, as follows;

         If to Pledgor:

         KTI Limited Partners, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:  Robert E. Wetzel, Esq., General Counsel

         With a copy thereof to:

         KTI Limited Partners, Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:  Martin Sergi, President

         If to Pledgee:

         Key Bank of New York
         66 South Pearl Street
         Albany, New York 12207
         Attention:  John Stewart, Vice President

         With a copy thereof to:

         Crane, Kelley, Greene & Parente
         90 State Street
         Albany, New York 12207
         Attention:  Patrick K. Greene, Esq.

Either party hereto may change its address for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                  (D) NO FAILURE ON THE PART OF PLEDGEE TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY PLEDGEE OF ANY RIGHT,POWER OR REMEDY HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW OR ANY OTHER AGREEMENT. THE REPRESENTATIONS, COVENANTS AND AGREEMENTS OF PLEDGOR HEREIN CONTAINED SHALL SURVIVE THE DATE HEREOF. NEITHER THIS AGREEMENT NOR THE PROVISIONS HEREOF CAN BE CHANGED, WAIVED OR TERMINATED ORALLY. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                                             KTI LIMITED PARTNERS, INC.


                                             By:/s/ Martin J. Sergi
                                                -------------------------------
                                             Name: Martin J. Sergi
                                             Title:  President


                                             KEY BANK OF NEW YORK


                                             By: /s/ John Stewart
                                                -------------------------------
                                             Name:  John Stewart
                                             Title:  Vice President

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came Martin J. Sergi, to me known, who being by me duly sworn, did depose and say that he resides at ________________________________, that he is the President of KTI Limited Partners, Inc., the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                 /s/ Francis J. Elenio
                                                -------------------------------
                                                        Notary Public
                                                      FRANCIS J. ELENIO
                                                 NOTARY PUBLIC OF NEW JERSEY
                                             My Commission Expires Sept 25, 2000

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came John Stewart, to me known, who being by me duly sworn, did depose and say that he resides at _________________, New York, that he is the Vice President of Key Bank of New York, the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                -------------------------------
                                                         Notary Public

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT made as of this 29th day of October, 1996, between KUHR TECHNOLOGIES INC., with its principal office and place of business at 7000 Boulevard East, Guttenberg, New Jersey 07093 (the "Pledgor"), and KEY BANK OF NEW YORK, a New York state banking corporation with its principal office at 66 South Pearl Street, New York, New York 12207 (the "Pledgee").

         Pledgor has entered into a Loan and Security Agreement dated of even date herewith between the Pledgor and the Pledgee (the "Loan Agreement").

         In order to induce Pledgee to make the advances provided for in the Loan Agreement, Pledgor wishes to grant security and assurance to Pledgee in order to secure its performance of the obligations under the Loan Agreement and Note (as defined in the Loan Agreement), and to that effect to pledge to Pledgee all of the issued and outstanding capital stock of PERC, Inc., a Delaware corporation and Maine Energy Recovery Co., a Maine limited partnership (collectively, the "Pledged Shares").

         NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

         1. Security Interest. As security for the obligations under the Note, including any renewals or extensions thereof, Pledgor hereby delivers, pledges and assigns to Pledgee and creates in Pledgee for its benefit a first security interest in, all of its right, title and interest in and to all of the Pledged Shares together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

         2. Stock Dividends, Options, or Other Adjustments. Prior to the full payment and performance of the obligations, Pledgee shall receive, as Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part) liquidation or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. For the term of this Agreement the Pledged Shares shall be held by Pledgee. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Pledgee, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Pledgee subject to the provisions of this Agreement.

         3. Delivery of Share Certificates; Stock Powers. Instruments and stock certificates representing the Collateral are being delivered to Pledgee simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to Pledgee, or cause the corporations or other entity issuing the Collateral to deliver directly to Pledgee, share certificates or other documents representing Collateral acquired or received after the date of this Agreement with a stock power duly executed by Pledgor. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank held by Pledgee with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as Pledgee may request.

         4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to affix to certificates and documents representing the Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Pledgee or Pledgee's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full and/or satisfaction and termination of all obligations to Pledgee.

         5. Inducing Representations of Pledgor. Pledgor represents and warrants to Pledgee with respect to its collateral that:

                  (a) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances and restrictions on the transfer and assignment thereof, other than the security interest created by this Agreement, and Pledgor has the requisite right and authority to execute this Agreement and to pledge the Collateral to Pledgee as provided for herein;

                  (b) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                  (c) The Collateral has been validly issued and is fully paid and non-assessable and is not subject to any charter, by-law, statutory, contractual or other restrictions governing its issuance, transfer, ownership or control, except that sale may be limited in the absence of an effective registration under the Securities Act of 1933, as amended, and under applicable state securities laws or of an opinion of counsel satisfactory to the issuer that the sale or transfer is exempt from registration under said act and laws.

                  (d) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Agreement has been obtained or effected;

                  (e) The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of its obligations hereunder, will not result in a violation of the certificate of incorporation, by-laws, or of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which Pledgor is subject;

                  (f) Pledgor has delivered to Pledgee the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto and/or the local equivalent necessary to perfect the security interest; and

                  (g) The Pledged shares constitute all the issued and outstanding capital stock of the issuers thereof.

         6. Obligations of Pledgor. Pledgor further covenants to Pledgee with respect to the Collateral that:

                  (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of the pledge established hereby; and

                  (b) Pledgor will, at its own expense, at any time and from time to time at Pledgee's reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by Pledgee to further enhance, preserve, establish, demonstrate or enforce Pledgee's rights, interests and remedies created by, provided in or emanating from this Agreement.

         7. Rights of Pledgor. So long as no Event of Default has occurred and is continuing (as used herein "Event of Default" shall mean the occurrence of any Event of Default under the Note, Loan Agreement, any note, document or instrument delivered or to be delivered pursuant or in connection with the Loan Agreement (collectively, the "Loan Documents") or the failure of Pledgor to perform any obligation, or the breach of any covenant, under this Agreement), and so long as Pledgee has not transferred the Collateral to its own name under
Section 4 hereof:

                  (a) Pledgor shall be entitled to receive and retain any cash dividends or cash interest payments paid on the Collateral; and

                  (b) Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement, the Note and Security Agreement. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Collateral which proxy shall be effective immediately upon the occurrence of any Event of Default. Upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy as Pledgee may request.

         8. Rights of Pledgee. At any time after the occurrence of an Event of Default, and so long as such Event of Default continues, without notice, Pledgee may:

                  (a) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold the same as part of the Collateral, or apply the same to any of the obligations in such manner and order as Pledgee may decide in its sole discretion;

                  (c) Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                  (d) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Pledgee (including attorneys' fees and disbursements), in connection therewith, shall, at Pledgee's option, be reimbursed by Pledgor on demand or added to the obligations secured hereby.

         9. Event of Default; Remedies. Upon the occurrence and continuance of an Event of Default as hereinbefore defined:

                  (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time, Pledgee shall have the right, and without demand or performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Pledgee deems to be commercially reasonable. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least ten (10) days before any such disposition to Pledgor's address indicated above. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is hereby expressly waived or released by the

Pledgor.

                  (b) All of the Pledgee's rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

                  (c) Pledgee may elect to obtain the advice of any independent nationally-known investment banking firm with respect to the method and manner of sale or other disposition of any of Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Pledgee, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve Pledgor or the Borrowers of their liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Pledgee in respect of a sale of Collateral shall be applied to the obligations in the manner provided in Section 10 of this Agreement, as and when such payments are received.

                  (d) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in any applicable securities law, but may be compelled to resort to more private sales to a restricted group of purchases who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

                  (f) Upon any sale or other disposition, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                  (g) Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Pledgee may, without notice or publication, adjourn any private or public sale, and, upon ten
(10) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sole as herein provided.

         10.      Disposition of Proceeds.

                  (a) The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by Pledgee in the following order:

                           (i) to the payment in full of the costs and expenses
of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the compensation of Pledgee's agents and attorneys;

                           (ii) to the payment of the obligations; and

                           (iii) to the payment to Pledgor of any surplus then
remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which Pledgee has actual notice.

                  (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the amount of the obligations, Pledgor shall remain liable for any deficiency.

         11. Termination. This Agreement shall continue to full force and effect until all obligations shall have been paid in full and satisfied and the Loan Agreement shall have been terminated. Subject to any sale or other disposition by Pledgee of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the obligations of Pledgor.

         12. Expenses of Pledgee. All expenses (including Pledgee's fees and charges and fees and disbursements of counsel) incurred by Pledgee in connection with the perfection and continuation of the security interest granted hereunder and any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by Pledgee hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization therein conferred, for the purpose of satisfaction of the liability of Borrowers and Pledgor for failure to pay the obligations or as additional amounts owing by Pledgor to cover Pledgee's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement and Pledgee may apply the Collateral to payment of or reimbursement of itself and the Bank for such liability.

         13.      General Provisions.

                  (a) Pledgee or its designee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee reasonably may deem necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                  (b) Pledgee and its assigns shall have no obligation in respect to the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Agreement.

                  (c) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, as follows;

         If to Pledgor:

         Kuhr Technologies Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:  Robert E. Wetzel, Esq., General Counsel

         With a copy thereof to:

         Kuhr Technologies Inc.
         7000 Boulevard East
         Guttenberg, New Jersey 07093
         Attention:  Martin Sergi, President

         If to Pledgee:

         Key Bank of New York
         66 South Pearl Street
         Albany, New York 12207
         Attention:  John Stewart, Vice President

         With a copy thereof to:

         Crane, Kelley, Greene & Parente
         90 State Street
         Albany, New York 12207
         Attention:  Patrick K. Greene, Esq.

Either party hereto may change its address for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                  (d) NO FAILURE ON THE PART OF PLEDGEE TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY PLEDGEE OF ANY RIGHT,POWER OR REMEDY HEREUNDER PRECLUDE ANY OTHER OR FUTURE EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW OR ANY OTHER AGREEMENT. THE REPRESENTATIONS, COVENANTS AND AGREEMENTS OF PLEDGOR HEREIN CONTAINED SHALL SURVIVE THE DATE HEREOF. NEITHER THIS AGREEMENT NOR THE PROVISIONS HEREOF CAN BE CHANGED, WAIVED OR TERMINATED ORALLY. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                                                KUHR TECHNOLOGIES, INC.


                                                By:/s/ Martin J. Sergi
                                                   ----------------------------
                                                Name: Martin J. Sergi
                                                Title:  President


                                                KEY BANK OF NEW YORK


                                                By: /s/ John Stewart
                                                   ----------------------------
                                                Name:  John Stewart
                                                Title:  Vice President

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came Martin J. Sergi, to me known, who being by me duly sworn, did depose and say that he resides at 17 Ridge Road, Denville N.J., that he is the President of Kuhr Technologies, Inc., the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                   /s/ Francis J. Elenio
                                                  ----------------------------
                                                          Notary Public
                                                        FRANCIS J. ELENIO
                                                 NOTARY PUBLIC OF NEW JERSEY
                                            My Commission Expires Sept. 25, 2000

STATE OF NEW JERSEY                 )ss.:
COUNTY OF HUDSON                    )

         On this 29th day of October, 1996, before me personally came John Stewart, to me known, who being by me duly sworn, did depose and say that he resides at _________________, New York, that he is the Vice President of Key Bank of New York, the corporation described in, and which executed the above instrument; and that he signed his name thereto by like order of the Board of Directors of said corporation.


                                                  ----------------------------
                                                              Notary Public